SECURITIES AND EXCHANGE COMMISSION



                     WASHINGTON, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report(Date of earliest event reported) November 20, 1996



                   THE HERTZ CORPORATION
     (Exact Name of registrant as specified in its charter)


       Delaware                   1-7541           13-1938568
(State or other jurisdiction   (Commission      (I.R.S. Employer
     of incorporation)         File Number)     Identification
                                                No.)



225 Brae Boulevard, Park Ridge, New Jersey            07656-0713
 (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code (201) 307-2000




                         Not Applicable
  (Former name or former address, if changed since last report)




                      Page 1 of  10  pages.
                The Exhibit Index is on page  3 .

Item 5. Other Events.

An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-54183) filed by The Hertz Corporation ("Hertz"), with the Securities and Exchange Commission covering Debt Securities issuable under an Indenture dated as of December 1, 1994, between Hertz and First Union National Bank (formerly First Fidelity Bank, National Association), as Trustee (the "Indenture"). On November 20, 1996, Hertz offered for sale $150,000,000 principal amount of 6.30% Senior Notes due November 15, 2006, to be issued under the Indenture. The exhibit filed herewith includes the form of such Senior Notes.



Item 7. Financial Statements and Exhibits.


   (c)  EXHIBITS.


        (4) Form of 6.30% Senior Notes due November 15, 2006, to be issued by Hertz under the Indenture.



                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     THE HERTZ CORPORATION
                                         (Registrant)




                          By:   /s/ Leo A. Massad, Jr.
                                 Leo A. Massad, Jr.
                                 Staff Vice President
                                     and Controller
                                 (Principal Accounting Officer)

Dated:  November 26, 1996

                          Exhibit Index




Exhibit No.                  Description                  Page


     4             Form of 6.30% Senior Notes due        4 - 10
                   November 15, 2006 to be issued by
                   Hertz under the Indenture.

                                                       Exhibit 4

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE "SECURITIES DEPOSITORY") TO A NOMINEE OF THE SECURITIES DEPOSITORY OR BY THE SECURITIES DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE SECURITIES DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE SECURITIES DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE SECURITIES DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. 00001
CUSIP  428040 BF 5                                   $150,000,000


                      THE HERTZ CORPORATION
             6.30% Senior Note due November 15, 2006



Original Issue Date:  November 25, 1996
Interest Payment Dates: May 15 and November 15
Maturity Date:  November 15, 2006
Interest Rate: 6.30%


   THE HERTZ CORPORATION, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED FIFTY MILLION DOLLARS (the "Principal Amount") on the Maturity Date shown above, except as provided below, and to pay interest thereon at the rate per annum shown above. The Company will pay interest semiannually on the Interest Payment Dates, commencing with May 15, 1997. Interest on this Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Original Issue Date shown above. The Interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or the November 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to holders of Notes not less than 15 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange upon which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

   In the event this Global Note is surrendered in exchange for Notes in definitive form, principal and interest payable with respect to Notes in definitive form will be payable at the office or agency of the Company maintained for that purpose in New York, New York (the Place of Payment), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest payable with respect to such Notes in definitive form, may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

   This Note is one of a duly authorized issue of securities of the Company (herein referred to as the "Securities") evidencing its unsecured indebtedness, of the series hereinafter specified, all issued under and pursuant to an indenture, dated as of December 1, 1994, (herein referred to as the "Indenture"), duly executed and delivered by the Company and First Union National Bank (formerly First Fidelity Bank, National Association), as Trustee (hereinafter called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 6.30% Senior Notes due November 15, 2006 of the Company (herein referred to as the "Notes"), limited except as provided in the Indenture to the aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000).

   The Notes are not entitled to any sinking fund.

   This Note may be repaid on November 15, 2002, at the option of the Holder, at 100% of its principal amount, together with accrued interest to November 15, 2002. In order for the Holder to exercise this option, this Note, with the "Option to Elect Repayment" form on the reverse hereof duly completed by the Holder, must be received by the Company at the office of the Trustee at 230 South Tryon Street, Charlotte, North Carolina 28288 (or at such other address of which the Company shall from time to time notify the Holder of this Note) not earlier than October 16, 2002 nor later than October 31, 2002. If less than the entire principal amount of this Note is to be repaid, the principal amount of this Note to be repaid, in increments of $1,000, and the denomination or denominations of the Note or Notes to be issued to the Holder for the portion of the principal amount of this Note surrendered that is not to be repaid must be specified. This Note may not be repaid in part if, following such repayment, the unpaid principal amount of this Note would be less than $1,000. Exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

   The Notes are not redeemable by the Company prior to maturity unless $10,000,000 or less of the aggregate principal amount of the Notes are outstanding, in which case the Notes are redeemable at the option of the Company at any time on or after November 15, 2002, in whole but not in part, on at least 30 days and not more than 60 days prior notice at a redemption price of 100% of the principal amount thereof plus accrued interest thereon to the Redemption Date.

   In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the Holders of a majority in aggregate principal amount of the Notes then Outstanding. Any such waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued upon the transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such waiver is made upon this Note or such other Notes.

   The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities or, in certain cases, of the Outstanding Securities of each series to be affected, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of, or any installment of principal or interest on, any Security, or reduce the principal amount thereof or the rate of interest, if any, thereon, or any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discounted Security that would be due and payable upon a declaration of the Maturity thereof, or change the coin or currency in which any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or (ii) reduce the percentage in principal amount of the Outstanding Securities or the Outstanding Securities of any particular series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder or their consequences provided for in the Indenture. It is also provided in the Indenture that prior to the acceleration of maturity of the Securities of any particular series upon the occurrence of an Event of Default with respect to such series as permitted by the Indenture, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding may on behalf of the Holders of all of the Securities of such series waive any past default under the Indenture with respect to Securities of such series and its consequences, except a default in the payment of the principal of or premium, if any, or interest, if any, on any of the Securities of such series. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued upon transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such consent or waiver is made upon this Note or such other Notes.

   No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

   As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable by the Holder hereof on the Security Register of the Company, upon due presentment of this Note for registration of transfer at the office of the Security Registrar, or at the office of any Security Co-Registrar duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Company and the Security Registrar or any such Security Co-Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

   The Notes are issuable only as registered Notes without coupons in denominations of $1000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for new Notes of any authorized denominations of the same aggregate principal amount as requested by the Holder surrendering the same. If (x) the Securities Depository is at any time unwilling or unable to continue as securities depository and a successor depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in denominations of $1,000 and integral multiples thereof. Such definitive Notes shall be registered in such name or names as the Securities Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.

   No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

   Prior to due presentment for registration of transfer, the Company, the Trustee, the Security Registrar, any Security Co-Registrar and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee, the Security Registrar, any Security Co-Registrar nor any such agent shall be affected by notice to the contrary.

   The Holder of this Note shall not have recourse for the payment of principal of or interest on this Note or for any claim based on this Note or the Indenture against any director, officer or stockholder, past, present or future, of the Company. By acceptance of this Note, the Holder waives any such claim against any such Person.

   The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.

   All terms used but not defined in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

   Unless the certificate of authentication hereon has been executed by the Trustee under such Indenture, this Note shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.

   IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon.

Dated:  November 25, 1996

                                    THE HERTZ CORPORATION


                                    By:__________________________
                                         Chairman of the Board

[SEAL]
                                    Attest: _____________________
                                                 Secretary



Dated:  November 25, 1996

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the
series designated herein, issued under
the Indenture described herein.

FIRST UNION NATIONAL BANK (formerly First Fidelity Bank, National
Association), as Trustee


By:_______________________
   Authorized Officer
OPTION TO ELECT REPAYMENT

   The undersigned hereby requests and instructs the Company to repay this Note (or the portion thereof specified below) pursuant to its terms on November 15, 2002 at a price equal to the principal amount thereof, together with interest accrued to the date of repayment, to the undersigned at

_________________________________________________________________

_________________________________________________________________
 (Please Print or Typewrite Name and Address of the Undersigned)

   For this Note to be repaid, this Note, with this "Option to Elect Repayment" form duly completed by the Holder, must be received by the Company at the office of the Trustee at 230 South Tryon Street, Charlotte, North Carolina 28288, Attention: _______ ______________________ (or at such other address of which the Company shall from time to time notify the Holders of the Notes) not earlier than October 16, 2002 nor later than October 31, 2002. The exercise of this "Option to Elect Repayment" is irrevocable unless waived by the Company.

   If less than the entire principal amount of this Note is to be repaid, specify the portion thereof (which shall be in increments
of $1,000) which the Holder elects to have repaid:  $           ;
and specify the denomination or denominations (which shall be in increments of $1,000) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion
not being repaid):  $            .

Date: ________________         ____________________________
                               Note:  The signature on this
                               Option to Elect Repayment must
                               correspond with the name as
                               written upon the face of this Note
                               in every particular without
                               alteration or enlargement.

                               Holder's Tax I.D.
                               Number:_____________________